SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12

                          REAL ESTATE INCOME FUND INC.
  ----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      --------------------------------------------------------------------------

      (2)   Aggregate number of securities to which transaction applies:

      --------------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      --------------------------------------------------------------------------

      (4)   Proposed maximum aggregate value of transaction:

      --------------------------------------------------------------------------

      (5)   Total fee paid:

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      ---------------------------------------------------

      (2)   Form, Schedule or Registration Statement No.:

      ---------------------------------------------------

      (3)   Filing Party:

      ---------------------------------------------------

      (4)   Date Filed:

      ---------------------------------------------------

                          REAL ESTATE INCOME FUND INC.
                                125 Broad Street
                            New York, New York 10004

                              --------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON APRIL 10, 2003

                              --------------------

To the Shareholders of Real Estate Income Fund Inc.:

      Notice is hereby given that the Annual Meeting of Shareholders of Real Estate Income Fund Inc. (the "Fund ") will be held at Citigroup Center, 153 E. 53rd Street, 14th Floor Conference Center, New York, New York at 4:00 p.m. on April 10, 2003 for the following purposes:

      1. To elect three (3) Class I Directors of the Fund, two (2) Class II Directors of the Fund and three (3) Class III Directors of the Fund (PROPOSAL 1); and

      2. To consider and vote upon such other matters as may come before said meeting or any adjournment thereof.

      The close of business on February 27, 2003 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournment thereof.

                                       By Order of the Board of Directors,


                                       Christina T. Sydor
                                       Secretary

March 13, 2003

--------------------------------------------------------------------------------

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

      1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

      2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

      3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration                                             Valid Signature
------------                                             ---------------

Corporate Accounts
(1)  ABC Corp. .......................................   ABC Corp.
(2)  ABC Corp. .......................................   John Doe, Treasurer
(3)  ABC Corp.
       c/o John Doe, Treasurer .......................   John Doe
(4)  ABC Corp. Profit Sharing Plan ...................   John Doe, Trustee

Trust Accounts
(1)  ABC Trust .......................................   Jane B. Doe, Trustee
(2)  Jane B. Doe, Trustee
       u/t/d 12/28/78 ................................   Jane B. Doe

Custodian or Estate Accounts
(1)  John B. Smith, Cust.
       f/b/o John B. Smith, Jr. UGMA .................   John B. Smith
(2)  John B. Smith ...................................   John B. Smith, Executor

                          REAL ESTATE INCOME FUND INC.
                                125 Broad Street
                            New York, New York 10004
                                 1-800-331-1710

                              --------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 10, 2003

                              --------------------

                                 PROXY STATEMENT

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Real Estate Income Fund Inc. (the "Fund") for use at the Annual Meeting of Shareholders (the "Meeting") of the Fund to be held at 4:00 p.m. on April 10, 2003 at Citigroup Center, 153 East 53rd Street, 14th Floor Conference Center, New York, New York and at any adjournments thereof. A Notice of Meeting of Shareholders (the "Notice") and a proxy card accompany this Proxy Statement.

      The cost of soliciting proxies and the expenses incurred in preparing this Proxy Statement and its enclosure will be borne by the Fund. Solicitation costs are expected to be approximately $15,000. In addition, the Fund will reimburse brokerage firms or other record holders for their expenses in forwarding solicitation materials to beneficial owners of shares of the Fund. Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone or personal interview conducted by officers of the Fund and officers and regular employees of Smith Barney Fund Management LLC ("SBFM" or the "Manager"), the Fund's investment adviser and administrator, Salomon Smith Barney Inc. ("Salomon Smith Barney") and American Stock Transfer and Trust Company, the Fund's transfer agent.

      The Annual Report of the Fund, including audited financial statements for the fiscal year ended December 31, 2002, has previously been furnished to all shareholders. This Proxy Statement is first being mailed to shareholders on or about March 13, 2003. The Fund will provide additional copies of the annual report to any shareholder upon request by calling the Fund at 1-800-331-1710.

      The Fund has one class of Common Stock which has a par value of $.001 per Share. As of the Record Date, there were 10,820,787.453 shares of common stock outstanding. The Fund has one series of Preferred Stock outstanding, Taxable Auction Rate Preferred Stock Series M, $25,000 per share liquidation preference. As of the record date, there were 2,600 shares of Preferred Stock oustanding. The shares of Common Stock and the shares of Preferred Stock are referred to collectively as the "Shares". Each shareholder is entitled to one vote for each Share held and a porportionate fraction of a vote for any fractional Share held.

      If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the Shares represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted FOR the matter listed in the accompanying Notice of Annual Meeting of Shareholders. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Approval of Proposal 1 requires the affirmative vote of a plurality of the votes cast at the Meeting with a quorum present. Because the Proposal requires a proportion of votes cast for its approval, abstensions and broker non-votes may influence whether a quorum is present, but will have no impact on the requisite approval of such Proposal. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

      In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal that is the subject of the Meeting; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of the Shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on the proposal in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Under the Fund's By-laws, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding Shares entitled to vote at the Meeting.

      The close of business on February 27, 2003 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

      As of the Record Date, to the knowledge of the Fund and the Board, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act")) beneficially owned more than 5% of the outstanding Shares of the Fund. As of the Record Date, Cede & Co., as nominee of The Depository Trust Company, was the record holder of 10,802,161 Shares, or 99.8% of the Fund's outstanding Shares. As of the Record Date, the officers and Board Members of the Fund as a group beneficially owned less than 1% of the outstanding Shares of the Fund.

      In order that a shareholder's Shares may be represented at the Meeting, shareholders are required to allow sufficient time for their proxies to be received on or before 4:00 p.m. on April 10, 2003.

      As of the Record Date, to the knowledge of the Fund, no securities issued by Salomon Smith Barney's ultimate parent corporation, Citigroup Inc. ("Citigroup"), were held by Directors who are not "interested persons" of the Fund as that term is used in the Investment Company Act of 1940, as amended, the ("1940 Act").

                                   PROPOSAL 1:
                TO ELECT THREE (3) CLASS I DIRECTORS OF THE FUND,
                   TWO (2) CLASS II DIRECTORS OF THE FUND AND
                    THREE (3) CLASS III DIRECTORS OF THE FUND

      The Board of Directors of the Fund is divided into three classes. Each Class I Director, Class II Director and Class III Director currently serving on the Board has been nominated by the Board of Directors for election at the Meeting to serve for a term of one, two or three years, respectively (until the annual meeting in 2004, 2005 and 2006, respectively), or until their successors have been duly elected and qualified.

      Under the terms of the Fund's Articles of Incorporation, as amended (the "Charter"), the holders of Preferred Stock are entitled as a class, to the exclusion of the holders of Common Stock, to elect two Directors of the Fund (the "Preferred Share Directors"). The Charter further provides that the remaining nominees shall be elected by holders of Common Stock and Preferred Stock voting together as a single class. Paolo M. Cucchi and Paul Hardin have been designated as Preferred Share Directors. Therefore, the holders of the Fund's Preferred Stock, voting as a single class, are being asked to vote for Mr. Cucchi and Dr. Hardin as Directors of the Fund.

      Each nominee has consented to serve as a Director if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

      Certain information concerning the nominees is set forth below. For all nominees or Directors indicated as owning shares of the Fund, such ownership constituted less than 1% of the outstanding shares of the Fund as of the Record Date. All of the nominees are currently Directors of the Fund. Except as indicated, each nominee or Director has held the office shown or other offices in the same company for the last five years.

                   Persons Nominated for Election as Directors

                                                                                                      Number of
                                                                                                      Portfolios
                                                                          Principal                    in Fund            Other
                                     Position        Length              Occupations                   Complex        Directorships
                                     Held with       of Time             During Past                  Overseen          Held by
Name,  Address and Age                 Fund          Served              Five Years                  by Director        Director
------------------------------------------------------------------------------------------------------------------------------------
CLASS I DIRECTORS

Non-Interested Directors:
Allan J. Bloostein+                 Director         Since       President, Allan J.                     35           Director of
   27 West 67 Street                                 2002        Bloostein Associates, a                              Taubman
   New York, NY 10023                                            consulting firm.                                     Centers, Inc.
   Age 73

George M. Pavia+                    Director         Since       Senior Partner, Pavia &                  8               None
   600 Madison Avenue                                2002        Harcourt Attorneys.
   New York, NY 10022
   Age 75

Interested Director:
R. Jay Gerken*+                     Chairman,        Since       Managing Director of                   226               None
   399 Park Avenue                  President        2002        Salomon Smith Barney
   New York, NY 10022               and Chief                    ("SSB"); Chairman, President
   Age 51                           Executive                    and Chief Executive Officer
                                    Officer                      of Smith Barney Fund
                                                                 Management LLC ("SBFM"),
                                                                 Travelers Investment
                                                                 Adviser, Inc.("TIA") and
                                                                 Citi Fund Management Inc.;
                                                                 formerly portfolio manager,
                                                                 Smith Barney Growth and
                                                                 Income Fund (1994-2000)
                                                                 and Smith Barney Allocation
                                                                 Series Inc. (1996-2001);
                                                                 Chairman or Co-Chairman
                                                                 of seventy-three investment
                                                                 companies affiliated with
                                                                 Citigroup.

* An "interested person" of the Fund, as defined in the 1940 Act, because he is a Managing Director of SSB, which is an affiliate of Citi Fund Management Inc., the Fund's Investment Manager ("Investment Manager").

+ Director, Trustee and/or general partner of other investment companies registered under the Investment Company Act with which Salomon Smith Barney is affiliated.

CLASS II DIRECTORS

Non-Interested Directors:
Robert A. Frankel+                  Director         Since       Managing Partner of Robert              24               None
   8 John Walsh Blvd.                                2002        A. Frankel Management
   Peekskill, NY 10566                                           Consultants.
   Age 75

Paolo M. Cucchi+                    Director         Since       Vice President and Dean                  7               None
   Drew University                                   2002        of College of Liberal Arts
   108 Brothers College                                          at Drew University.
   Madison, NJ 07940
   Age 61

CLASS III DIRECTORS
Non-Interested Directors:

Dwight B. Crane+                    Director         Since       Professor, Harvard                      51               None
   Harvard Business School                           2002        Business School.
   Soldiers Field Road
   Morgan Hall #375
   Boston, MA 02163
   Age 65

Dr. Paul Hardin+                    Director         Since       Chancellor Emeritus and                 36               None
   12083 Morehead                                    2002        Professor of Law at the
   Chapel Hill, NC                                               University of North Carolina
   27514-8426                                                    at Chapel Hill; formerly
   Age 71                                                        Chancellor of the University
                                                                 of North Carolina at
                                                                 Chapel Hill.

William R. Hutchinson+              Director         Since       President, WR Hutchinson &               7           Director of
   535 N. Michigan                                   2002        Associates, Inc. (oil industry                       Associated
   Suite 1012                                                    consulting); formerly Group                          Bank;
   Chicago, IL 60611                                             Vice President, Mergers &                            Director of
   Age 60                                                        Acquisitions BP Amoco p.l.c.                         Associated
                                                                                                                      Banc-Corp.

----------
+ Director, trustee and/or general partner of other investment companies registered under the Investment Company Act with which Salomon Smith Barney is affiliated.

      The following table provides information concerning the dollar range of equity securities owned beneficially by each Director and nominee for election as Director as of December 31, 2002:

                                                                     Aggregate Dollar Range of Equity
                                                                     Securities in All Funds Overseen
                                       Dollar Range of Equity             by Director/Nominee and
Name of Director/Nominee               Securities in the Fund                 Advised by SBFM
------------------------               ----------------------        --------------------------------
Non-Interested Directors/Nominees
Allan J. Bloostein                         $10,000-$50,000                     Over $100,000
Dwight B. Crane                                 None                         $50,001-$100,000
Paolo M. Cucchi                                 None                            $1-$10,000
Robert A. Frankel                            $1-$10,000                        Over $100,000
Dr. Paul Hardin                              $1-$10,000                        Over $100,000
William R. Hutchinson                           None                            $1-$10,000
George Pavia                                    None                               None

Interested Directors/Nominees
R. Jay Gerken*                               $1-$10,000                        Over $100,000

----------
* Mr. Gerken is an "interested person" as defined in the 1940 Act, because he is a Managing Director of SSB, which is an affiliate of the Investment Manager.

      The Fund has no compensation committee of the Board, or any committee performing similar functions. The Fund has a Nominating Committee composed of Directors who are not "interested persons" of the Fund within the meaning of the 1940 Act (the "Independent Directors"), which is charged with selecting and nominating "disinterested" (as defined in the 1940 Act) nominees for election as Directors of the Fund. The Nominating Committee will accept nominations for the office of Director made by the stockholders in a written request addressed to the Secretary of the Fund which includes biographical data and sets forth the qualifications of the proposed nominee. The Nominating Committee did not meet during the Fund's last fiscal year. The Fund has an Audit Committee composed of the Independent Directors, which is charged with recommending a firm of independent auditors to the Fund and reviewing accounting matters with the auditors as set forth in the committee's charter. The Charter of the Audit Committee appears as Exhibit A to this Proxy Statement. The Audit Committee is responsible for (i) considering management's recommendations of independent accountants for the Fund and evaluating such accountants' performance, cost and financial stability; (ii) reviewing and coordinating audit plans prepared by the Fund's independent accountants and management's internal audit staff; and (iii) reviewing financial statements contained in periodic reports to shareholders with the Fund's independent accountants and Management. The Audit Committee held one meeting during the Fund's most recent fiscal year. The Fund has a Pricing Committee composed of any one Independent Director and any one "interested" director of the Fund which is charged with determining fair value prices for securities when required. The Pricing Committee held one meeting during the Fund's last fiscal year.

      During the Fund's last fiscal year from inception on July 25, 2002 to December 31, 2002, two regular meetings of the Board were held. In the last fiscal year, each Director attended at least 75% of the regular meetings of the Board.

                                  COMPENSATION

      Only the Independent Directors receive remuneration from the Fund for acting as a Director. Aggregate expenses (including reimbursement for travel and out-of-pocket expenses) of $13,860 were paid to such Directors by the Fund during the fiscal year ended December 31, 2002. Fees for the Independent Directors are currently set at $5,000 per annum plus $500 per in-person Board meeting and $100 per telephone conference call. Officers of the Fund are compensated by Salomon Smith Barney.

      The following table shows the compensation paid by the Fund to each person who was a Director during the Fund's last fiscal year:

                                  Aggregate          Pension or              Total
                                Compensation         Retirement          Compensation         Total Number
                                  from Fund           Benefits           from Fund and        of Funds for
                               for the fiscal      Accrued as part       Fund Complex        Which Director
        Name of                  year ended            of Fund           for the year         Serves within
        Person                    12/31/02            Expenses          ended 12/31/02        Fund Complex
       ---------               --------------      ---------------      --------------       --------------
Non-Interested Directors
Dwight B. Crane                    $2,850                 0                $152,200                51
Paolo M. Cucchi                     3,050                 0                  44,400                 7
Allan J. Bloostein                  3,150                 0                 122,250                35
Robert A. Frankel                   3,150                 0                  73,450                24
Dr. Paul Hardin                     3,050                 0                 132,300                36
William R. Hutchinson               3,050                 0                  46,750                 7
George M. Pavia                     3,050                 0                  57,800                 8

Interested Director
R. Jay Gerken*                          0                 0                       0               226

----------
* Designates a Director who is an "interested person" of the Fund as defined under the 1940 Act because he is a Managing Director of SSB, which is an affiliate of the Investment Manager..

      At the end of the calendar year in which he or she attained age 80, a Fund Director is required to change to emeritus status. An Emeritus Director is entitled to serve in emeritus status for a maximum of 10 years during which time he is paid 50% of the annual retainer fee and meeting fees otherwise applicable to Fund Directors, together with reasonable out-of-pocket expenses for each meeting attended. Currenty there are no Directors Emeriti.

                    Beneficial Ownership Reporting Compliance

      Section 30 (h) of the 1940 Act requires the Fund's officers and Directors, investment advisers and sub-investment advisers and certain affiliated persons thereof, and any persons who beneficially own more than ten percent of the Fund's outstanding shares, to file reports of ownership with the Securities and Exchange Commission, the New York Stock Exchange, Inc. (the "NYSE") and the Fund. Based solely upon its review of the copies of such forms received by it and representations from certain such persons, the Fund believes that during its fiscal year ended December 31, 2002, all filing requirements applicable to such persons were met.

      The names of the principal officers of the Fund are listed in the table below together with certain additional information. Each of the officers of the Fund will hold such office until a successor is voted upon by the Board of Directors.

                                                      Principal Occupations and
                              Position               Other Affiliations for the
Name                    (Year First Elected)           Past Five Years and Age
----                    --------------------        ------------------------------
R. Jay Gerken         Chief Executive Officer          (See table of Directors)
                      (2002), Chairman of the
                      Board (2002) and
                      President (2002)

Lewis E. Daidone      Senior Vice President         Managing Director of Salomon
                      (2002) and Chief              Smith Barney, Director and Senior
                      Administrative Officer        Vice President of SBFM and TIA;
                      (2002)                        former Chief Financial Officer
                                                    and Treasurer of certain mutual
                                                    funds affiliated with  Citigroup; 45.

Richard Peteka        Treasurer and Chief           Director and Head of Internal Control
                      Financial Officer             for Citigroup Asset Management U.S.
                      (2002)                        Mutual Fund Admistration from
                                                    1999-2002; Vice President and Head of
                                                    Mutual Fund Administration at
                                                    Oppenheimer Capital; 41

Kaprel Ozsolak        Controller (2002)             Vice President of Salomon Smith
                                                    Barney; 37

Matthew A. Troxell    Investment Officer            Principal of AEW Capital Management,
                      (2002)                        L.P.; prior to July 2000 Director
                                                    of AEW Capital Management, L.P.; 45

Christina T. Sydor    Secretary (2002)              Managing Director of Salomon Smith
                                                    Barney, General Counsel and Secretary
                                                    of SBFM and TIA, Secretary or Executive
                                                    Vice President and General Counsel of
                                                    61 investment companies associated with
                                                    Citigroup; 52.

      The election of each Director will require a plurality of the votes cast.

      The principal business address of Mr. Gerken is 399 Park Avenue, New York, New York 10043. The principal business address of Messrs. Daidone, Peteka and Ozsolak is 125 Broad Street, New York, New York 10004. The principal business address of Mr. Troxel is Two Seaport Lane, 16th Floor, Boston, MA 02210. The principal business address of Ms. Sydor is 300 First Stamford Place, Stamford, Connecticut 06902.

      THE BOARD OF DIRECTORS, INCLUDING ALL THE INDEPENDENT DIRECTORS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF ALL NOMINEES TO THE BOARD.

                          Report of the Audit Committee

      At a meeting of the Audit Committee on February 24, 2003, the Audit Committee reported that it: (i) reviewed and discussed the Fund's audited financial statements with management; (ii) discussed with KPMG LLP ("KPMG"), the Fund's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61; and (iii) received written confirmation from KPMG that it is independent and disclosures regarding such independence, as required by Independence Standards Board Standard No. 1, and discussed with the auditors the auditors' independence. Based on the review and discussions referred to in items (i) through (iii) above, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in the Fund's annual report for the Fund's fiscal year ended December 31, 2002.

      Representatives of KPMG are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

      Audit Fees. Fees for the annual audit of the Fund's financial statements by KPMG for the fiscal year ended December 31, 2002 were $40,000.

      Financial Information Systems Design and Implementation Fees. Neither the Fund nor SBFM or other entities controlling, controlled by, or under common control with SBFM that provides services to the Fund engaged KPMG to provide advice to the Fund, SBFM and entities controlled by or under common control with SBFM regarding financial information system design and implementation during the fiscal year ended December 31, 2002.

      All Other Fees. The aggregate fees billed for all other non-audit services, including fees for tax related services, rendered by KPMG to the Fund, SBFM and entities controlled by or affiliated with SBFM that provide services to the Fund for the fiscal year ended December 31, 2002 were $16,500. The Audit Committee of the Fund has determined that provision of these non-audit services is compatible with maintaining the independence of KPMG.

                       DEADLINE FOR SHAREHOLDER PROPOSALS

      Shareholder proposals intended to be presented at the 2004 Annual Meeting of Shareholders of the Fund must be received by November 21, 2003 to be included in the proxy statement and the form of proxy relating to that meeting, as the Fund expects that the 2004 Annual Meeting will be held in April of 2004. The submission by a shareholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under the federal securities laws.

      The persons named as proxies for the 2004 Annual Meeting of Shareholders will have discretionary authority to vote on any matter presented by a shareholder for action at that meeting unless the Fund receives notice of the matter by February 6, 2004, in which case these persons will not have discretionary voting authority except as provided in the Securities and Exchange Commission's rules governing shareholder proposals.

                    OTHER MATTERS TO COME BEFORE THE MEETING

      The Board does not intend to present any other business at the Meeting, nor is the Fund aware of any shareholder proposals. If, however, any other matters are properly brought before the Meeting, the persons named as proxies in the accompanying form of proxy will vote thereon in accordance with their judgment, to the extent permissible under applicable law.

March 13, 2003

It is important that proxies be returned promptly. Shareholders who do not expect to attend the meeting are therefore urged to complete and sign, date and return the proxy card as soon as possible in the enclosed postage-paid envelope.

                                                                       EXHIBIT A

                          REAL ESTATE INCOME FUND INC.

                             AUDIT COMMITTEE CHARTER

I. Composition of the Audit Committee: The Audit Committee shall be comprised of at least three directors, each of whom shall have no relationship to the Real Estate Income Fund Inc. (the "Company") that may interfere with the exercise of their independence from management and the Company and shall otherwise satisfy the applicable membership requirements under the rules of the New York Stock Exchange, Inc, as such requirements are interpreted by the Board of Directors in its business judgment.

II. Purposes of the Audit Committee: The purposes of the Audit Committee are to assist the Board of Directors:

      1. in its oversight of the Company's accounting and financial reporting principles and policies and audit controls and procedures;

      2. in its oversight of the Company's financial statements and the independent audit thereof;

      3. in selecting (or nominating the outside auditors to be proposed for shareholder approval in any proxy statement), evaluating and, where deemed appropriate, replacing the outside auditors; and

      4.    in evaluating the independence of the outside auditors.

      The function of the Audit Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements. Management and the internal auditing department are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The outside auditors are responsible for planning and carrying out a proper audit in accordance with Generally Accepted Auditing Standards. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company that it receives information from and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors).

      The outside auditors for the Company are ultimately accountable to the Board of Directors (as assisted by the Audit Committee). The Board of Directors, with the assistance of the Audit Committee, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors (or to nominate the outside auditors to be proposed for shareholder approval in the proxy statement).

      The outside auditors shall submit to the Audit Committee annually a formal written statement delineating all relationships between the outside auditors and the Company ("Statement as to Independence") which, in the auditor's professional judgement may be reasonably thought to bear on independence, addressing at least the matters set forth in Independence Standards Board No. 1.

III. Meetings of the Audit Committee: The Audit Committee shall meet at least annually with the outside auditors to discuss the annual audited financial statements and results of their audit. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or outside auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

IV. Duties and Powers of the Audit Committee: To carry out its purposes, the Audit Committee shall have the following duties and powers:

      1. to provide advice to the Board of Directors in selecting, evaluating or replacing outside auditors;

      2. to review the fees charged by the outside auditors for audit and non-audit services;

      3. to ensure that the outside auditors prepare and deliver annually a Statement as to Independence (it being understood that the outside auditors are responsible for the accuracy and completeness of this Statement), to discuss with the outside auditors any relationships or services disclosed in this Statement that may impact the objectivity and independence of the Company's outside auditors and to recommend that the Board of Directors take appropriate action in response to this Statement to satisfy itself of the outside auditors' independence;

      4. to instruct the auditors that the outside auditors are ultimately accountable to the Board of Directors and Audit Committee;

      5. to advise management and the outside auditors that they are expected to provide to the Audit Committee a timely analysis of significant financial reporting issues and practices;

      6. to consider any reports or communications (and management's responses thereto) submitted to the Audit Committee by the outside auditors required by or referred to in SAS 61 (as codified by AU
            Section 380), as may be modified or supplemented, including reports and communications related to:

            o deficiencies noted in the audit in the design or operation of internal controls;

            o     consideration of fraud in a financial statement audit;

            o     detection of illegal acts;

            o the outside auditors' responsibility under generally accepted auditing standards;

            o     significant accounting policies;

            o     management judgments and accounting estimates;

            o     adjustments arising from the audit;

            o the responsibility of the outside auditors for other information in documents containing audited financial statements;

            o     disagreements with management;

            o     consultation by management with other accountants;

            o major issues discussed with management prior to retention of the outside auditors;

            o difficulties encountered with management in performing the audit;

            o the outside auditors' judgments about the quality of the entity's accounting principles; and

            o reviews of interim financial information conducted by the outside auditors; and

      7. with respect to reporting and recommendations, to discuss with the Company's General Counsel any significant legal matters may have a material effect on the financial statements, the Company's compliance policies, including material notices to or inquiries received from governmental agencies;

      8. to prepare any report, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement;

      9. to review this Charter at least annually and recommend any changes to the full Board of Directors; and

      10. to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

V. Resources and Authority of the Audit Committee: The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage outside auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants.

COMMON STOCK                                                        COMMON STOCK

                          REAL ESTATE INCOME FUND INC.
                                 April 10, 2003
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints R. Jay Gerken, Christian T. Sydor and Robert M. Nelson, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock of Real Estate Income Fund Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at Citigroup Center, 153 East 53rd Street, 14th Floor Conference Center, New York, New York on Thursday, April 10, 2003, at 4:00 p.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                (Continued and to be signed on the reverse side)

--------------------------------------------------------------------------------

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS.
        PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
         PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|
--------------------------------------------------------------------------------

1. ELECTION OF DIRECTORS

                               NOMINEES

|_| FOR ALL NOMINEES           |_| Allan J. Bloostein     For Class I Director
                               |_| R. Jay Gerken          For Class I Director
|_| WITHHOLD AUTHORITY         |_| George M. Pavia        For Class I Director
    FOR ALL NOMINEES           |_| Robert A. Frankel      For Class II Director
                               |_| Dwight B. Crane        For Class III Director
|_| FOR ALL EXCEPT             |_| William R. Hutchinson  For Class III Director
    (See instructions below)


INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark
              "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: |X|
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
To change the address on your account, please check the box at
right and indicate your new address in the address space above.           |_|
Please note that changes to the registered name(s) on the account may not be submitted via this method.
--------------------------------------------------------------------------------

2.  Any other business that may properly come before the Meeting.


This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Directors.

Please refer to the Proxy Statement for a discussion of the Proposal.



Please check here if you plan to attend the Meeting.                       |_|


Signature of Stockholder ___________________________   Date: ___________________

Signature of Stockholder ___________________________   Date: ___________________

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PREFERRED STOCK                                                  PREFERRED STOCK

                          REAL ESTATE INCOME FUND INC.
                                 April 10, 2003
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints R. Jay Gerken, Christian T. Sydor and Robert M. Nelson, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Preferred Stock of Real Estate Income Fund Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at Citigroup Center, 153 East 53rd Street, 14th Floor Conference Center, New York, New York on Thursday, April 10, 2003, at 4:00 p.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                (Continued and to be signed on the reverse side)

--------------------------------------------------------------------------------

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS.
        PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
         PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|
--------------------------------------------------------------------------------

1. ELECTION OF DIRECTORS

                               NOMINEES

|_| FOR ALL NOMINEES           |_| Allan J. Bloostein     For Class I Director
                               |_| R. Jay Gerken          For Class I Director
|_| WITHHOLD AUTHORITY         |_| George M. Pavia        For Class I Director
    FOR ALL NOMINEES           |_| Paolo M. Cucchi        For Class II Director
                               |_| Robert A. Frankel      For Class II Director
|_| FOR ALL EXCEPT             |_| Dwight B. Crane        For Class III Director
    (See instructions below)   |_| Dr. Paul Hardin        For Class III Director
                               |_| William R. Hutchinson  For Class III Director


INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark
              "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: |X|
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
To change the address on your account, please check the box at
right and indicate your new address in the address space above.           |_|
Please note that changes to the registered name(s) on the account may not be submitted via this method.
--------------------------------------------------------------------------------

2.  Any other business that may properly come before the Meeting.


This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Directors.

Please refer to the Proxy Statement for a discussion of the Proposal.



Please check here if you plan to attend the Meeting.                       |_|


Signature of Stockholder ___________________________   Date: ___________________

Signature of Stockholder ___________________________   Date: ___________________

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.